Exhibit 99.3

Email from Steven Schlotterbeck to all employees of EQT:

Today is an exciting day for our Company and I am thrilled to be providing you with a bit more detail around what the proposed acquisition of Rice Energy means for all of us. It was less than 10 years ago that we began our business model transition to focus on drilling, production, and transportation — and as of year-end 2016, EQT was the largest natural gas producer in Appalachia and the fourth largest natural gas producer in the United States. Today’s announcement regarding the Rice acquisition places our Company on a whole new playing field — EQT will now be the number one producer of natural gas in the United States.

This is quite an accomplishment for our shareholders and our employees. We could not have achieved this tremendous milestone without the commitment, hard work, dedication, and innovation from each of you. This acquisition represents the next step in the evolution of EQT. I am excited about our future and our ability to position EQT as the best company in the industry.

During my employee communication session in early March, many of you heard me speak to the importance of our consolidation strategy and how the execution of this strategy can deliver tremendous benefits to our production, midstream, and commercial operations. The Rice acquisition will deliver significant operational synergies and help to reduce our per unit costs. Rice’s acreage is contiguous to our existing acreage position and will allow us to extend our drilling laterals to provide operational efficiencies, improve well economics, and deliver stronger returns. In turn, increasing our production volume will require midstream buildouts and a combined Commercial team with significant operational scale.

We also know that during any merger or acquisition there are often times of uncertainty; therefore, it is extremely important that we remember safety above all else and stay focused on the task at hand.  We will be working hard over the next several months to develop an integration timeline.  We will keep you informed as the transition planning process evolves and provide details as they become available.

With this transaction, EQT will be a stronger company built for long-term success, with tremendous prospects in the Appalachian Basin. We have earned our success because of our employees, our commitment to the communities where we operate, our dedication to preserving and protecting the environment, and our relentless focus on safety. Thank you for helping to make EQT one of the best operators in the industry!

Steve

Additional Information:

Details of the transaction can be found in EQT’s news release (link)

A Transition and acquisition overview, along with a few FAQs can be found in our About the Transaction (link) document

Cautionary Statement Regarding Forward-Looking Information

This communication may contain certain forward-looking statements, including certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the merger parties’ plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements including: risks related to our strategy to develop our Marcellus, Utica, Upper Devonian and other reserves; changes in our drilling plans and programs and the availability of capital to complete these plans and programs, changes in production sales volumes and growth rates; risks related to our acquisition and integration of acquired businesses and assets; the cost of defending our intellectual property; technological changes and other trends affecting the oil and gas industry; the possibility that the proposed transaction does not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all; the risk that the financing required to fund the transaction is not obtained; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; uncertainties as to the timing of the transaction; competitive responses to the transaction; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; EQT’s ability to complete the acquisition and integration of Rice successfully; litigation relating to the transaction; and other factors that may affect future results of EQT and Rice. Additional factors that could cause results to differ materially from those described above can be found in EQT’s Annual Report on Form 10-K for the year ended December 31, 2016 and in its subsequent Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, each of which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investors” section of EQT’s website, https://www.eqt.com, under the heading “SEC Filings” and in other documents EQT files with the SEC, and in Rice’s Annual Report on Form 10-K for the year ended December 31, 2016 and in its subsequent Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, each of which is on file with the SEC and available in the “Investor Relations” section of Rice’s website, http://www.riceenergy.com, under the subsection “Financial Information” and then under the heading “SEC Filings” and in other documents Rice files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither EQT nor Rice assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Important Additional Information

In connection with the proposed transaction, EQT will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of EQT and Rice and a Prospectus of EQT, as well as other relevant documents concerning the proposed transaction. The proposed transaction involving EQT and Rice will be submitted to EQT’s shareholders and Rice’s stockholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF EQT AND STOCKHOLDERS OF RICE ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Investors will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about EQT and Rice, without charge, at the SEC’s website (http://www.sec.gov).  Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Investor Relations, EQT, 625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222, Tel. No. (412) 553 - 5700 or to Investor Relations, Rice, 2200 Rice Drive, Canonsburg, Pennsylvania 15317, Tel. No. (724) 271 - 7200.

Participants in the Solicitation

EQT, Rice, and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information regarding EQT’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on February 17, 2017, and certain of its Current Reports on Form 8-K.  Information regarding Rice’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 17, 2017, and certain of its Current Reports on Form 8-K.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC.  Free copies of this document may be obtained as described in the preceding paragraph

*   *   *   *

ABOUT THE TRANSACTION

RICE ENERGY ACQUISITION

BACKGROUND

On June 19, 2017, EQT announced that it had entered into a merger agreement to acquire Rice Energy Inc. (Rice Energy) for total consideration of approximately $6.7 billion. In the transaction, each Rice Energy share will be converted into 0.37 shares of EQT common stock and $5.30 in cash. The transaction is presently expected to close in the fourth quarter 2017, subject to customary closing conditions.

As a result of the transaction, EQT will acquire a total of 252,000 acres, which includes 187,000 core Marcellus acres, and drilling rights on 108,000 Upper Devonian acres (64,000 of which are considered core) and 105,000 Utica acres in Pennsylvania, as well as 65,000 Utica acres in Ohio. Rice currently has about 330 net producing wells with estimated production of 1.3 Bcfe per day.

Rice also has a midstream MLP, Rice Midstream Partners, LP, which will remain as a standalone entity. Rice Midstream GP Holdings, LP owns all of the incentive distribution rights and 28% of the limited partner interest in Rice Midstream Partners. Rice owns a 92% interest in Rice Midstream GP Holdings, LP, which itself owns 100% of the distribution rights and 28% interest in Rice Midstream Partners. Rice Energy also owns approximately 92 miles of gathering lines in Ohio that will become EQT assets as part of the transaction.

EQT and Rice Energy are committed to the highest standards of corporate social responsibility. During the approval and integration process, each company will continue to operate “business as usual,” which includes maintaining high levels of performance related to safety, security, and the environment; as well as their high standards of ethics and compliance.

WHY RICE ENERGY

As part of our consolidation strategy, this transaction with Rice Energy complements both our production and midstream businesses and will deliver exceptional operational synergies that will help us maintain our status as a low-cost operator. EQT and Rice Energy are two leading Appalachian Basin energy companies — this merger will make EQT the top producer of natural gas in the United States and will provide significant opportunities to continue growing our midstream infrastructure.

•                  The majority of Rice Energy’s acreage position is contiguous with ours — this will allow us to drill considerably longer laterals, which will provide operational efficiencies, improve well economics, and deliver stronger overall returns

•                  The transaction will increase EQT’s position in natural gas drilling and transportation services in the Marcellus Shale, which will result in continued capital investment and job growth across the region

We believe Rice Energy operates with the same strong ethics and focus on safety as EQT. Both companies share the same commitment to landowners and support for communities, as well as a mutual respect for the protection and preservation of the environment.

QUESTIONS and WHAT’S NEXT

What is happening between EQT and Rice Energy?

EQT Corporation is acquiring 100% of Rice Energy.

Is the acquisition of Rice Energy final?

No. The acquisition is subject to customary regulatory approvals and other closing conditions. The deal is expected to close in the fourth quarter of 2017. Until closing, each company will remain independent and continue to operate “business as usual,” which includes maintaining their high levels of performance related to safety, security, and the environment, as well as their high standards of ethics and compliance. EQT and Rice Energy will continue to update employees and stakeholders regarding the integration progress.

How does this merger affect my job?

Until closing, each company will remain independent and continue to operate “business as usual.” As part of the transition and integration process, we will align EQT’s staffing plans with the Rice employee roster and will provide more detailed information for finalizing those decisions as the process evolves.

What is the timeline for integrating the two companies?

Over the coming weeks and months, we will be working through the customary regulatory processes to allow the transaction to close. We will also start to work with Rice Energy to plan for the integration of our systems, employees, processes, and programs. Prior to closing, both EQT and Rice Energy will continue to operate “business as usual.” EQT will continue to update its employees, landowners, community members, and local officials regarding the integration process.

Should I have discussions with Rice employees?

Unless your job duties include communications with Rice employees in the ordinary course of business, you should only have discussions with Rice employees if specifically directed by a member of EQT’s integration planning team.

If someone from Rice contacts me, what should I do?

No one from Rice should be contacting you regarding the transaction. If you have any questions or are contacted by Rice personnel, please contact Jonathan Lushko in EQT’s legal group.

Will there be executive level changes as a result of the proposed acquisition?

EQT’s executive management team will manage the combined companies post-closing.  The merger agreement provides that two Rice directors will join the EQT board.

How will the acquisition affect EQT’s 2017 drilling program?

EQT’s 2017 drilling plans are not impacted and production guidance remains as forecast. As the transition and integration process continues, we will evaluate the merged assets and make adjustments as required.

Will the Rice Energy building at Southpointe belong to EQT also?

As part of the integration planning, EQT will evaluate its facility needs and formulate a plan for efficiently optimizing the facilities of the combined company, including the Southpointe building.

Important Information for Investors and Security Holders

Cautionary Statement Regarding Forward-Looking Information

This communication may contain certain forward-looking statements, including certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the merger parties’ plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements including: risks related to our strategy to develop our Marcellus, Utica, Upper Devonian and other reserves; changes in our drilling plans and programs and the availability of capital to complete these plans and programs, changes in production sales volumes and growth rates; risks related to our acquisition and integration of acquired businesses and assets; the cost of defending our intellectual property; technological changes and other trends affecting the oil and gas industry; the possibility that the proposed transaction does not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all; the risk that the financing required to fund the transaction is not obtained; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; uncertainties as to the timing of the transaction; competitive responses to the transaction; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; EQT’s ability to complete the acquisition and integration of Rice successfully; litigation relating to the transaction; and other factors that may affect future results of EQT and Rice. Additional factors that could cause results to differ materially from those described above can be found in EQT’s Annual

Report on Form 10-K for the year ended December 31, 2016 and in its subsequent Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, each of which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investors” section of EQT’s website, https://www.eqt.com, under the heading “SEC Filings” and in other documents EQT files with the SEC, and in Rice’s Annual Report on Form 10-K for the year ended December 31, 2016 and in its subsequent Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, each of which is on file with the SEC and available in the “Investor Relations” section of Rice’s website, http://www.riceenergy.com, under the subsection “Financial Information” and then under the heading “SEC Filings” and in other documents Rice files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither EQT nor Rice assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Important Additional Information

In connection with the proposed transaction, EQT will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of EQT and Rice and a Prospectus of EQT, as well as other relevant documents concerning the proposed transaction. The proposed transaction involving EQT and Rice will be submitted to EQT’s shareholders and Rice’s stockholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF EQT AND STOCKHOLDERS OF RICE ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Investors will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about EQT and Rice, without charge, at the SEC’s website (http://www.sec.gov).  Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Investor Relations, EQT Corporation, 625 Liberty Avenue, Suite 1700, Tel. No. (412) 553-5700 or to Investor Relations, Rice Energy, Inc., 2200 Rice Drive, Canonsburg, PA 15317, Tel. No. (724) 271-7200.

Participants in the Solicitation

EQT, Rice, and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information regarding EQT’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on February 17, 2017, and certain of its Current Reports on Form 8-K.  Information regarding Rice’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 17, 2017, and certain of its Current Reports on Form 8-K.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC.  Free copies of this document may be obtained as described in the preceding paragraph.